UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2024
Eterna Therapeutics Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1035 Cambridge Street, Suite 18A
Cambridge, MA	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	ERNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 17, 2024, Eterna Therapeutics Inc. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Staff (“Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that, due to the appointment of Dorothy Clarke as the Company’s General Counsel, Ms. Clarke’s subsequent resignation from the committees of the Company’s Board of Directors (the “Board”) and the appointment of Sanjeev Luther as a member of the Board, the Company no longer complies with Nasdaq’s majority independent board and independent audit committee requirements as set forth in Nasdaq Listing Rule 5605. This rule, in relevant part, requires that (i) a board consist of a majority of independent directors and (ii) the audit committee consist of at least three members, each of whom must be an independent director under the Nasdaq Listing Rules and meet the heightened independence standards for audit committee members under the Nasdaq Listing Rules and the Securities Exchange Act of 1934, as amended.

The Notice indicates that Nasdaq is providing the Company with 45 days to submit a plan (the “Plan”) to regain compliance.  If Nasdaq accepts the Plan, then Nasdaq may, in its discretion, grant an extension of up to 180 calendar days from January 17, 2024 to regain compliance.  In the event the Company does not regain compliance prior to the expiration of the applicable compliance period, the Nasdaq Listing Rules require the Nasdaq’s Staff to provide written notification to the Company that its securities will be delisted. At that time, the Company may appeal the delisting determination to a Hearings Panel.

The Notice has no immediate effect on the Company’s Nasdaq listing, and its common stock will continue to be listed under the symbol “ERNA.”

The Company is evaluating potential director candidates and intends to regain compliance with the Nasdaq Listing Rule 5605 prior to the expiration of the applicable compliance period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eterna Therapeutics Inc.

Dated: January 19, 2024	By:	/s/ Sanjeev Luther
President and Chief Executive Officer